UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018

CONAGRA BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 1300, Chicago, Illinois 60654

(Address of principal executive offices) (Zip Code)

(312) 549-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated With Exit or Disposal Activities.

As previously announced, on October 26, 2018, Conagra Brands, Inc. (the “Company”) completed its acquisition of Pinnacle Foods Inc. (“Pinnacle”) whereby Patriot Merger Sub Inc., a wholly-owned subsidiary of the Company, merged with and into Pinnacle, with Pinnacle continuing as the surviving corporation (the “Merger”). On December 6, 2018, the Board of Directors of the Company (the “Board”) authorized the establishment of the Pinnacle Integration Restructuring Plan in connection with the Merger and management’s desire to take actions and implement projects to achieve significant cost synergies between the Company and Pinnacle (the “Pinnacle Restructuring Plan”). The Board approved the incurrence under the Pinnacle Restructuring Plan of up to (1) $365 million of cash costs, including up to (a) $150 million of capital expenditures and (b) $215 million of operational expenditures, and (2) $75 million of non-cash charges. Overall charges expected to be incurred under the Pinnacle Restructuring Plan are up to $440 million.

As of December 6, 2018, the Company has incurred approximately $103 million of charges under the Pinnacle Restructuring Plan. The Company expects to incur all of the restructuring charges under the Pinnacle Restructuring Plan over the next three years.

The Company’s preliminary estimates of accounting charges related to these actions include the following:

Capital expenditure cash costs: $150 million

Operational expenditure cash costs: $215 million, comprised of:

•	Employee severance, retention, relocation and related costs: $95 million

•	Costs related to supply chain restructuring activities: $60 million

•	Other costs: $60 million

Operational expenditure non-cash charges: $75 million

The Company intends to treat charges related to the Pinnacle Restructuring Plan as items impacting comparability of results. The estimated charges, costs and synergies noted above are subject to a number of assumptions. Actual results may differ materially as a result of various important factors, including the risks and uncertainties described under the heading “Cautionary Note Regarding Forward-Looking Statements” below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws about the Company. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Readers of this Current Report on Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this Current Report on Form 8-K. These risks and uncertainties include, among other things: the risk that the cost savings and any other synergies from the acquisition of Pinnacle (the “acquisition”) may not be fully realized or may take longer to realize than expected; the risk that the actual amount of charges under the Pinnacle Restructuring Plan may vary, perhaps materially, from the estimates contained in this Current Report on Form 8-K; the risk that the acquisition may not be accretive within the expected timeframe or to the extent anticipated; the risks that the acquisition and related integration will create disruption to Conagra Brands and its management and impede the achievement of business plans; the risk that the acquisition will negatively impact the ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; risks related to Conagra Brands’ ability to achieve the intended benefits of recent and pending acquisitions and divestitures, including the recent spin-off of Conagra Brand’s Lamb Weston business and the continued evaluation of the role of Conagra Brand’s Wesson oil business; risks associated with general economic and industry conditions; risks associated with Conagra Brands’ ability to successfully execute its long-term value creation strategies, including those in place for specific brands at Pinnacle Foods before the acquisition; risks related to Conagra Brands’ ability to deleverage on currently anticipated timelines, and to continue to access capital on acceptable terms or at all; risks related to Conagra Brands’ ability to execute operating and restructuring plans and achieve targeted operating efficiencies from cost-saving initiatives, related to the acquisition and otherwise, and to benefit from trade optimization programs, related to the acquisition and otherwise; risks related to the effectiveness of Conagra Brands’ hedging activities and ability to respond to volatility in commodities; risks related to the company’s competitive environment and related market conditions; risks related to Conagra Brands’ ability to respond to changing consumer preferences and the success of its innovation and marketing investments; risks related to the ultimate impact of any product recalls and litigation, including litigation related to the lead paint and pigment matters; risk associated with actions of governments and regulatory bodies that affect Conagra Brands’ businesses, including the ultimate impact of recently enacted U.S. tax legislation and related regulations or interpretations; risks related to the availability and prices of raw materials, including any negative effects caused by inflation or weather conditions; risks and uncertainties associated with intangible assets, including any future goodwill or intangible assets impairment charges, related to the acquisition or otherwise; the costs, disruption, and diversion of management’s attention associated with campaigns commenced by activist investors or due to the integration of the acquisition; and other risks described in Conagra Brands’ reports filed from time to time with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2018, the Board approved, effective as of January 4, 2019 (the “Effective Date”), an increase in the size of the Board from nine directors to ten directors and appointed Melissa Lora as a director of the Company to fill the newly-created vacancy and to serve until her successor is elected and qualified or until her earlier resignation or removal. Ms. Lora will serve as a member of the Audit / Finance Committee of the Board.

The Board has determined that Ms. Lora satisfies the definition of “independent director” under the listing standards of the New York Stock Exchange and the categorical independence standards contained in the Company’s Corporate Governance Principles.

As a non-employee director, Ms. Lora will receive compensation in the same manner as the Company’s other non-employee directors. Ms. Lora will receive compensation for services during fiscal 2019 of (i) a cash retainer representing a prorated portion of the annual cash retainer provided to non-employee directors, and (ii) a prorated portion of the annual equity award provided to non-employee directors. Accordingly, on December 6, 2018, the Board approved restricted stock units (the “RSUs”) with a value equal to $62,500 to be granted to Ms. Lora on February 1, 2019 (the “Grant Date”), with the number of RSUs being determined by dividing $62,500 by the average of the closing stock price of the Company’s common stock on the New York Stock Exchange for the thirty (30) trading days prior to (and not including) the Grant Date, and rounding to the nearest share. In addition to the retainer and equity award, Ms. Lora is eligible to participate in the other non-employee director compensation arrangements described in the Company’s definitive proxy statement on Schedule 14A filed on August 9, 2018 with the Securities and Exchange Commission (the “SEC”).

On December 5, 2018, the Company adopted the Second Amendment (the “Second Amendment”) to the Company’s Voluntary Deferred Compensation Plan (the “Plan”). Except as described herein, the terms of the Plan are materially consistent with the terms of the Company’s Voluntary Deferred Compensation Plan filed as Exhibit 10.4.7 to the Company’s Form 10-Q filed with the SEC on October 3, 2017 for the quarterly period ended August 27, 2017 and the First Amendment to the Company’s Voluntary Deferred Compensation Plan filed as Exhibit 10.4.8 to the Company’s Form 10-Q filed with the SEC on January 4, 2018 for the quarterly period ended November 26, 2017. The key changes implemented by the Second Amendment are described below:

•

The Second Amendment allows for certain Pinnacle employees to participate in the Plan effective March 1, 2019. The Second Amendment permits the Company to provide matching contributions to those Pinnacle employees who make deferral contributions under the Plan on or after March 1, 2019.

•

The Second Amendment removes the requirement that a Plan participant be employed with the Company by December 31 in order to receive a Company matching contribution for that given year. The Plan now provides that participants who made deferral contributions under the Plan that are not employed with the Company on December 31 of any given calendar year will receive a pro-rated Company matching contribution for that calendar year.

The description set forth above relating to the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Second Amendment, dated as of December 5, 2018, to the Conagra Brands, Inc. Voluntary Deferred Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: December 7, 2018